EXHIBIT 10.7

AMENDMENT TO
SEVERANCE AGREEMENT

         This Amendment to the Severance Agreement dated April 1, 2005 by and between Community Bank (the "Bank") and R. Jerry Giles (the "Employee").

         WHEREAS, the parties entered into a Severance Agreement dated April 1, 2000(the "Agreement"); and

         WHEREAS, the parties believe that the Agreement is beneficial to both and want to amend it to extend its term;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Section 5 of the Agreement is amended to read as follows:

         "The term of this Agreement shall extend until and end on April 1, 2006, unless further extended in writing before that date".

         2. The Agreement remains in full force and effect and is unchanged, except as set forth above.

COMMUNITY BANK P. Douglas Richard President and CEO Employee R. Jerry Giles

AMENDMENT TO
SEVERANCE AGREEMENT

         This Amendment to the Severance Agreement dated April 1, 2005 by and between Community Bank (the "Bank") and Norman c. Smiley (the "Employee").

         WHEREAS, the parties entered into a Severance Agreement dated April 1, 2000 (the "Agreement"); and

         WHEREAS, the parties believe that the Agreement is beneficial to both and want to amend it to extend its term;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Section 5 of the Agreement is amended to read as follows:

         "The term of this Agreement shall extend until and end on April 1, 2006, unless further extended in writing before that date".

         2. The Agreement remains in full force and effect and is unchanged, except as set forth above.

COMMUNITY BANK P. Douglas Richard President and CEO Employee Norman C. Smiley

AMENDMENT TO
SEVERANCE AGREEMENT

         This Amendment to the Severance Agreement dated April 1, 2005 by and between Community Bank (the "Bank") and Benny N. Werner (the "Employee").

         WHEREAS, the parties entered into a Severance Agreement dated April 1, 2000 (the "Agreement"); and

         WHEREAS, the parties believe that the Agreement is beneficial to both and want to amend it to extend its term;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Section 5 of the Agreement is amended to read as follows:

         "The term of this Agreement shall extend until and end on April 1, 2006 unless further extended in writing before that date".

         2. The Agreement remains in full force and effect and is unchanged, except as set forth above.

COMMUNITY BANK P. Douglas Richard President and CEO Employee Benny N. Werner